UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  September 30, 2014

Date of reporting period:  September 30, 2014

Item 1. Report to Stockholders.

Bushido Capital Long/Short Fund

Investor Class Shares – BCLSX

Annual Report

www.bushidofunds.com	September 30, 2014

Bushido Capital Long/Short Fund

Shareholder Letter 11/17/14

Please see “The Fund” tab at www.bushidofunds.com/fund/holdings.html for a detailed breakdown of the Fund’s portfolio, a complete list of holdings, and performance data.

PERFORMANCE:

Bushido Capital Partners views the Morningstar long/short equity category as the Fund’s primary benchmark. The following is a brief description of the major drivers of performance from each of our major asset classes on both the long and short side for the Fund’s fiscal year:

Long Equity

Performance in the long equity portion of the portfolio was primarily driven by strong returns in our energy related positions (Nabors Industries (NBR), Patterson-UTI Energy (PTEN), & Kinder Morgan Management (KMR)) as well as our investment in Lorillard (LO). The onshore focused drilling companies (NBR & PTEN) were purchased at what we perceived to be attractive valuations relative to their respective book values with potential upside from growth in book value per share coupled with multiple expansion. We did get material multiple expansion during the year which allowed us to monetize our positions for gains at what we perceived to be close to fair valuations.  Our worst performing long holdings were concentrated in our international ETF securities, as GREK (Greece), EWO (Austria), RSXJ (Russia), and EIRL (Ireland) are all trading below our cost basis. We continue to view these international markets as offering compelling valuations, with commensurate strong potential future returns on both an absolute basis and relative to, in our opinion, an expensive US market that may be priced to deliver anemic future gains.

Short Equity

We entered the year with two broad market views that translated into positive gains for the short book. First, perhaps the most crowded trade in global financial markets at the beginning of the year was anchored by the belief that US interest rates were absolutely certain to move meaningfully higher. A Bloomberg poll of over 70 economists at the time showed that 100% of them believed US rates were headed higher in the near future. We like to investigate opportunities to profit from such strong sentiment invested in one direction, even more so when our own opinion on the underlying issue is diametrically opposed to the prevailing consensus view. We expressed this contrarian view by shorting the structurally challenged inverse ETF Proshares UltraShort 20+ Year Treasury Fund (TBT), a vehicle designed to track a levered short bond position that would theoretically go much higher as US interest rates rose. Instead, US interest rates declined by a fair amount, delivering the Fund positive returns from our short position in TBT. We have closed out of our position. The second largest contributor was our short position in the Russell 2000 ETF IWM. We continue to believe that the US market may be one of the most expensively priced in the world, with the small-capitalization category of companies particularly priced for perfection or, in our opinion, poor future returns from these levels. Over the past year, the Russell 2000 Index has lagged other major US equity indices while delivering positive returns on our IWM short position.

Another strong performance by US equity markets continued to make shorting stocks problematic over the trailing one year period. Negative performance from our short book came from our FedEx (FDX), SanDisk (SNDK), and Biotech ETF (IBB) positions. We continue to adhere to strict risk management criteria within our short portfolio.

Fixed Income

Not surprisingly, given the continued low interest rate environment, almost all of our corporate bond positions proved profitable over the past year. None of these gains was fully realized as we continue to anticipate holding our bond positions to maturity. Our bond holdings are concentrated in the homebuilding and financial sectors.

Bushido Capital Long/Short Fund

INVESTMENTS:

While we evaluate holdings on an individual security basis, the value discipline we employ demands certain quantitative characteristics from every investment, which may lead to the Fund investing in several names sharing common underlying drivers as members of out-of-favor sectors often stagnate together. The following are a few of the secular themes and associated specific holdings that may impact the Fund going forward:

Energy

The Fund initiated a new equity long position in Noble Corporation (NE), an offshore drilling company that operates 35 drilling units focused on the ultra-deepwater and high spec jack-up markets in 15 countries spread around the world. In addition to Noble, we also have an investment in offshore driller Ensco (ESV), which was initiated earlier this year. The entire offshore drilling sector is currently being buffeted by an oversupply of rigs, a result of overly ambitious new construction programs initiated during the commodity boom several years ago, that are mounting pressure on pricing and utilization rates. Moreover, several large exploration & production customers have exhibited greater cash flow discipline and have scaled back large capital expenditure programs. Lastly, the drilling sector has been hit by the decline in the price of Brent crude over the past few months.

The current negative backdrop surrounding the off-shore drilling industry is more a function of supply concerns and less of a demand issue. While there is in fact a material amount of supply scheduled to come on-line in the next three to five years, several factors may come into play that could lessen the negative potential impact. First, in the jackup market, approximately 1/3 of the scheduled new construction is in the “on order” or “planned” stages. Of these rigs not yet under construction, many have been ordered on spec by less established rivals that, in some cases, do not yet operate a single rig. There is a possibility that unless day rates firm, several of these rigs slated to come to market may instead be cancelled. Secondly, there are a substantial number of rigs in the market greater than 25 years old, making these jackup rigs susceptible to forced retirement once faced with potential required upgrades following their structural surveys.  In the floater market, pricing and utilization rates have already been affected by these supply concerns. While rig supply is clearly set to increase, new-build deliveries are being delayed while companies are starting to cancel building options, including at Ensco, which recently cancelled their option on a drillship. Similar to the jackup market, the floater market is also aging, with about 20% of the global fleet greater than 25 years old. Post Macondo, safety regulations and customers’ increasingly complex rig specification requirements could render these older rigs’ capabilities obsolete, eliminating some measure of the global supply of rigs capable of competing for new business. New basin discoveries, stable oil prices at levels supportive of continued exploration work, and international oil companies’ renewed quest for production growth could support demand over the intermediate to long term.

While the near term operating picture looks mixed at best, we believe both NE and ESV should see capital expenditures decline meaningfully in 2014 and 2015, respectively. Free cash flow should be supportive of dividend coverage (both names yield over 7% as of 9/30/14), while potentially allowing for deleveraging and/or share repurchases at prices below book value. If this improved financial flexibility, coupled with strong contracted backlogs allow for continued dividend payments at these yield levels, the potential total return for shareholders from these depressed valuation levels may prove to be quite attractive.

Retail

The Fund owns a long position in the equity of Ross Stores (ROST), which runs two separate off-price retail concepts consisting of 1,200 Ross Dress for Less and 144 dd’s DISCOUNTS stores. Branded goods offered at a 20%-60% discount have been an attractive proposition to a growing class of consumers during the economic downturn and ensuing anemic recovery, enabling strong growth rates for the company’s sales, earnings per share and store count over the past several years. We believe this growth may continue into the future, with the Ross concept operating in just 33 states while dd’s sells in 13. Over the next 10 years the company believes they can expand their physical footprint for the combined concepts to a store count of 2,500.

Bushido Capital Long/Short Fund

ROST uses an experienced team of buyers to purchase merchandise opportunistically from 7,900 vendors at substantial discounts from prices paid by department and specialty stores. The company acquires goods later in the merchandise buying cycle than their traditional retail competition, and without the allowances and return privileges required by department stores, affording Ross a larger discount that can be passed along to customers. ROST has consistently increased both operating margins and returns on capital over the past decade, primarily by better managing inventory levels. Specifically, the company has reduced inventory by 40% from levels seen 7 years ago while also benefitting from initiatives put in place to lower losses from shrinkage.

Given that the average good in their store sells for $10 and an average shopper’s basket has a value of $30, ROST’s concept is less susceptible to online competition due to the difficult economics associated with shipping and returns at such low price points. In addition, volume of overstock inventory available to the off-price sector is limited relative to first run goods, making inventory for an on-line off-price model distinctly shallower than traditional retailers. This structural impediment has thus far proven difficult to overcome for online purveyors of overstock branded goods but certainly presents a potential competitive challenge that we will monitor closely.

In addition to ROST, the Fund also owns a position in Nordstrom (JWN). We believe Nordstrom is effectively transitioning their operating focus from physical full-price stores to the faster growing online channel as well as the more profitable off-price model with their Nordstrom Rack concept. Nordstrom management has a track record of strong cash returns on invested capital, thoughtful capital allocation, and a potentially long runway for expansion on the back of new Rack units and continued growth online.

Your commitment and trust are appreciated and we look forward to investing alongside you in the coming years.

Sincerely,

John H. Beatson Jr.
Bushido Capital Partners

Disclosure

Mutual Fund investing involves risk. Principal loss is possible. The Fund may engage in short sales of securities, which involves the risk that losses may exceed original amounts invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may also invest in emerging markets, which are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-cap companies tend to have limited liquidity and greater price volatility than large-cap companies. Because the fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The fund may also use options contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  Covered call writing may limit the upside of an underlying security.

Bushido Long/Short Fund is distributed by Quasar Distributors, LLC.

Bushido Capital Long/Short Fund

Top 10 Positions as of 09/30/14	Percent of Net Assets
IShares Russell 2000 ETF	-9.23%
Global X FTSE Greece 20 ETF	6.60%
IShares MSCI Ireland Capped	6.56%
IShares MSCI Italy Capped ETF	6.40%
IShares MSCI Austria Capped	6.39%
Fairfax Financial Hldgs LTDFFHCN 5.8 05/15/21	3.45%
Market Vectors Russia Small	3.15%
Market Vectors Russia ETF	3.07%
CurrencyShares Euro Trust	-2.78%
Ross Stores Inc.	2.29%

Fund holdings are subject to change and are not recommendations to buy or sell any security.

Current and future holdings are subject to risk.

Book value is the net asset value of a company, calculated by total assets minus tangible assets and liabilities.

Return on Investment Capital (ROIC) is a measure of how effectively company use money (borrowed or owned) invested in its operations.

Price to Book (P/B) Ratio compares a stock’s market value to the value of total assets less total liabilities.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

Morningstar Long/Short Equity Category: the average performance of the funds that currently comprise Morningstar’s Long/Short Equity Category. Each Morningstar Category Average is representative of funds with similar investment objectives.

This commentary reflects the views of the portfolio manager through September 30, 2014. The manager’s views are subject to change as market and other conditions warrant.  No forecasts are guaranteed. This commentary is provided for informational purposes only and is not an endorsement of any security, mutual fund, sector or index.   Bushido Capital Partner, its affiliates, employees and clients may hold or trade the securities mentioned in this commentary.

For more information, call your financial professional or Bushido Long/Short Funds at 1-855-359-1515.

855.359.1515
www.Bushidofunds.com
Bushido Capital Long/Short Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, P.O. Box 701
Milwaukee, WI 53201-0701

Bushido Capital Long/Short Fund

Value of $10,000 Investment (Unaudited)

This chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2014

	1 Year	Since Inception(1)
Investor Class (without sales load)	6.57%	7.41%
Investor Class (with sales load)(2)	1.47%	4.71%
70% S&P 500 Index 30% Barclay’s Government/Credit Index(3)	14.29%	15.10%
Morningstar Long/Short Equity Category Index(4)	6.37%	8.49%

(1)	October 31, 2012.
(2)	Return reflects a sales load of 4.75%.
(3)	The 70% S&P 500 Index 30% Barclay’s Government/Credit Index is a blended benchmark consisting of 70% of the S&P 500 Index and 30% of the Barclay’s Intermediate Government/Credit Index.
(4)	The Morningstar Long/Short Equity Category measures the average performance of the funds that currently comprise Morningstar’s Long/Short Equity category.

Bushido Capital Long/Short Fund

Expense Example (Unaudited)
September 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period  (April 1, 2014 – September 30, 2014).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (4/1/2014)	Value (9/30/2014)	(4/1/2014 to 9/30/2014)
Investor Class Actual(2)(3)	$1,000.00	$ 989.60	$12.07
Investor Class Hypothetical(4)
(5% return before expenses)	$1,000.00	$1,012.94	$12.21

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.42%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2014 of -1.04%.
(3)	Excluding dividends and interest on short positions, the actual expenses would be $9.23.
(4)	Excluding dividends and interest on short positions, the hypothetical expenses would be $9.35.

Bushido Capital Long/Short Fund

Asset Allocations (Unaudited)
as of September 30, 2014
(% of Gross Assets)

Top Ten Long Positions  (Unaudited)
September 30, 2014
(% of net assets)

Global X FTSE Greece 20 Fund	6.6%
iShares MSCI Ireland Capped Fund	6.6%
iShares MSCI Italy Capped Fund	6.4%
iShares MSCI Austria Capped Fund	6.4%
Fairfax Financial Holdings, 5.800%, 05/15/2021	3.5%
Market Vectors Russia Small-Cap Fund	3.2%
Market Vectors Russia Fund	3.1%
Ross Stores	2.3%
Kinder Morgan Management	1.9%
Kinder Morgan	1.8%

Top Five Short Positions  (Unaudited)
September 30, 2014
(% of net assets)

iShares Russell 2000 Fund	-9.2%
Euro Currency Trust Fund	-2.8%
Fedex	-1.6%
Janus Capital Group	-1.3%
Powershares QQQ Trust Series 1 Fund	-1.3%

Bushido Capital Long/Short Fund

Schedule of Investments
September 30, 2014

Description	Shares	Value

COMMON STOCKS – 57.6%

Aerospace & Defense – 1.6%
Northrop Grumman	1,033	$136,108

Agriculture – 4.5%
Lorillard	2,273	136,176
Philip Morris International	1,411	117,677
Reynolds American	2,154	127,086
		380,939

Banks – 6.1%
Bank Of America	8,328	141,993
Goldman Sachs Group (a)	744	136,576
JPMorgan Chase (a)	2,308	139,034
Sberbank of Russia – ADR	12,370	97,327
		514,930

Beverages – 1.4%
Coca-Cola Enterprises	2,641	117,155

Diversified Financial Services – 1.4%
Credit Acceptance*	921	116,110

Healthcare-Products – 1.4%
St. Jude Medical	1,914	115,089

Household Products/Wares – 1.1%
Tupperware Brands	1,296	89,476

Insurance – 8.4%
Allied World Assurance Company Holdings (a)	3,712	136,750
American International Group (a)	2,430	131,269
Assurant	1,586	101,980
Axis Capital Holdings	2,307	109,190
Everest Re Group	699	113,245
PartnerRe (a)	1,026	112,747
		705,181

Iron/Steel – 1.5%
POSCO – ADR	1,643	124,704

Machinery-Diversified – 1.3%
Flowserve	1,568	110,575

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Investments – Continued
September 30, 2014

Description	Shares	Value

COMMON STOCKS – 57.6% (Continued)

Media – 4.3%
DIRECTV*	1,545	$133,674
Starz – Class A*	4,052	134,040
Viacom – Class B	1,179	90,712
		358,426

Oil & Gas – 3.9%
Apache	1,300	122,031
Ensco – Class A	2,463	101,746
Noble	4,608	102,390
		326,167

Packaging & Containers – 1.6%
Ball	2,160	136,663

Pipelines – 3.7%
Kinder Morgan (a)	3,843	147,341
Kinder Morgan Management*	1,730	162,886
		310,227

Real Estate – 2.7%
Annaly Capital Management – REIT	10,973	117,191
Melcor Developments*	5,469	114,073
		231,264

Retail – 6.9%
AutoZone*	236	120,280
HSN	2,032	124,704
Nordstrom (a)	2,052	140,295
Ross Stores (a)	2,547	192,502
		577,781

Software – 3.0%
Dun & Bradstreet	1,062	124,753
Oracle	3,265	124,984
		249,737

Transportation – 2.8%
CSX (a)	3,904	125,162
Expeditors International of Washington (a)	2,675	108,552
		233,714

Total Common Stocks
(Cost $4,307,592)		4,834,246

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Investments – Continued
September 30, 2014

Description	Par	Value

CORPORATE BONDS – 12.0%

Financial Services – 1.3%
Leucadia National
5.500%, 10/18/2023 (a)	$100,000	$104,876

Homebuilders – 3.2%
MDC Holdings
5.375%, 07/01/2015 (a)	5,000	5,175
5.625%, 02/01/2020 (a)	70,000	73,325
Ryland Group
6.625%, 05/01/2020 (a)	55,000	58,575
Toll Brothers Finance
5.875%, 02/15/2022 (a)	125,000	133,437
		270,512

Insurance – 4.2%
Allied World Assurance Company Holdings
5.500%, 11/15/2020 (a)	55,000	61,588
Fairfax Financial Holdings
5.800%, 05/15/2021 (a) (b)	270,000	290,154
		351,742

Packaging & Containers – 0.7%
Ball
5.750%, 05/15/2021 (a)	55,000	57,269

Retail – 1.4%
Darden Restaurants
4.500%, 10/15/2021 (a)	120,000	121,059

Software – 1.2%
Moody’s
5.500%, 09/01/2020 (a)	90,000	101,448

Total Corporate Bonds
(Cost $972,174)		1,006,906

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Investments – Continued
September 30, 2014

Description	Shares	Value
EXCHANGE TRADED FUNDS – 33.5%
Global X FTSE Argentina 20 Fund	5,175	$109,296
Global X FTSE Greece 20 Fund	29,810	554,168
iShares MSCI Austria Capped Fund	33,297	536,748
iShares MSCI Ireland Capped Fund	15,995	551,028
iShares MSCI Italy Capped Fund	34,257	537,492
Market Vectors Russia Fund	11,543	258,678
Market Vectors Russia Small-Cap Fund	8,924	264,775
Total Exchange Traded Funds
(Cost $3,156,389)		2,812,185

SHORT-TERM INVESTMENT – 0.7%
Fidelity Institutional Government Portfolio, 0.01%^
(Cost $62,201)	62,201	62,201
Total Investments – 103.8%
(Cost $8,498,356)		8,715,538
Other Assets and Liabilities, Net – (3.8)%		(323,592)
Total Net Assets – 100.0%		$8,391,946

*	Non-income producing security.
(a)	All or a portion of this security is designated as collateral for securities sold short. As of September 30, 2014, the value of collateral was $2,247,567.
(b)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  As of September 30, 2014, the value of this investment was $290,154 or 3.5% of total net assets.

^	Variable rate security- The rate shown is the rate in effect as of September 30, 2014.
ADR – American Depositary Receipt.
REIT – Real Estate Investment Trust.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Securities Sold Short
September 30, 2014

Description	Shares	Value

COMMON STOCKS – 5.8%

Aerospace & Defense – 0.9%
United Technologies	750	$79,200

Diversified Financial Services – 1.3%
Janus Capital Group	7,600	110,504

Retail – 1.1%
Target	1,460	91,513

Textiles – 0.9%
Mohawk Industries*	535	72,129

Transportation – 1.6%
Fedex	820	132,389

Total Common Stocks
(Proceeds $469,695)		485,735

EXCHANGE TRADED FUNDS – 14.3%
Euro Currency Trust Fund*	1,878	233,773
iShares Nasdaq Biotechnology Fund	327	89,477
iShares Russell 2000 Fund	7,094	775,729
Powershares QQQ Trust Series 1 Fund	1,071	105,804
Total Exchange Traded Funds
(Proceeds $1,266,785)		1,204,783
Total Securities Sold Short
(Proceeds $1,736,480)		$1,690,518

*	Non-income producing security.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statement of Assets and Liabilities
September 30, 2014

ASSETS:
Investments, at value (cost $8,498,356)	$8,715,538
Cash	80
Deposits at broker(1)	1,256,950
Receivable for adviser reimbursements	5,425
Receivable for investment securities sold	234,709
Receivable for capital shares sold	5,500
Dividends & interest receivable	26,469
Prepaid expenses	6,622
Total assets	10,251,293

LIABILITIES:
Securities sold short, at value (proceeds $1,736,480)	1,690,518
Payable for investment securities purchased	106,415
Payable for fund administration & accounting fees	12,063
Payable for compliance fees	2,327
Payable for transfer agent fees & expenses	8,107
Payable for custody fees	4,793
Payable for trustee fees	3,601
Dividends payable on securities sold short	2,759
Accrued distribution & shareholder service fees	6,487
Accrued other fees	22,277
Total liabilities	1,859,347

NET ASSETS	$8,391,946

NET ASSETS CONSIST OF:
Paid-in capital	$8,002,876
Accumulated undistributed net realized gain on investments	125,930
Net unrealized appreciation on:
Investments and translations of foreign currency	217,178
Securities sold short	45,962
Net Assets	$8,391,946

Net Assets	$8,391,946
Shares issued and outstanding(2)	732,394
Net asset value, redemption price and offering price per share(3)	$11.46
Maximum offering price per share ($11.46/0.9525)(4)	12.03

(1)	Pledged as collateral for securities sold short.
(2)	Unlimited shares authorized.
(3)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
(4)	Reflects a maximum sales charge of 4.75%.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statement of Operations
For the Year Ended September 30, 2014

INVESTMENT INCOME:
Dividend income	$104,308
Less: foreign taxes withheld	(780)
Interest income	45,626
Total investment income	149,154

EXPENSES:
Investment adviser fees (See Note 5)	80,004
Fund administration & accounting fees (See Note 5)	75,587
Transfer agent fees (See Note 5)	47,203
Dividends & broker interest on short positions	30,577
Custody fees (See Note 5)	26,169
Distribution and/or shareholder service fees (See Note 6)	21,493
Audit fees	16,999
Compliance fees (See Note 5)	13,992
Legal fees	11,496
Trustee fees	10,531
Federal & state registration fees	9,904
Other	6,005
Postage & printing fees	4,001
Total expenses before reimbursement/waiver	353,961
Less: reimbursement/waiver from investment adviser (See Note 5)	(204,978)
Net expenses	148,983

NET INVESTMENT INCOME	171

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments and translations of foreign currency	216,541
Options purchased	(83,728)
Securities sold short	25,454
Options written	2,409
Net change in unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	(53,875)
Options purchased	70,245
Securities sold short	60,459
Options written	137
Net realized and unrealized gain (loss) on investments	237,642

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$237,813

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statements of Changes in Net Assets

		For the Period
	Year Ended	Inception Through
	September 30, 2014	September 30, 2013(1)
OPERATIONS:
Net investment income (loss)	$171	$(11,613)
Net realized gain (loss) on transactions from:
Investments and translations of foreign currency	216,541	1,097
Options purchased	(83,728)	(10,777)
Securities sold short	25,454	(5,480)
Options written	2,409	(7,138)
Net change in unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	(53,875)	271,053
Options purchased	70,245	(70,245)
Securities sold short	60,459	(14,497)
Options written	137	(137)
Net increase in net assets resulting from operations	237,813	152,263

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,151,462	2,871,054
Proceeds from reinvestments of distributions	2,853	—
Payments for shares redeemed	(20,561)	(85)
Redemption fees	—	—
Net increase in net assets resulting from capital share transactions	5,133,754	2,870,969

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	(2,853)	—
Total distributions to shareholders	(2,853)	—

TOTAL INCREASE IN NET ASSETS	5,368,714	3,023,232

NET ASSETS:
Beginning of year	3,023,232	—
End of year (including accumulated undistributed
net investment gain (loss) of $0 and $(9,704), respectively)	$8,391,946	$3,023,232

(1)	Inception date of the Fund was October 31, 2012.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	For the	For the Period
	Year Ended	Inception through
	September 30, 2014	September 30, 2013(1)
PER SHARE DATA:
Net asset value, beginning of year	$10.76	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	(0.04)
Net realized and unrealized gain on investments	0.69	0.80
Total from investment operations	0.71	0.76

LESS DISTRIBUTIONS FROM:
Net investment income	—	—
Net realized gains	(0.01)	—
Total distributions	(0.01)	—

Paid-in capital from redemption fees	—	—
Net asset value, end of year	$11.46	$10.76

TOTAL RETURN(2)	6.57%	7.60	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$8.4	$3.0

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	5.53%	12.02	%(4)
After expense reimbursement/waiver	2.33%	2.17	%(4)
Ratio of expenses excluding dividends & interest
on short positions to average net assets:
Before expense reimbursement/waiver	5.05%	11.70	%(4)
After expense reimbursement/waiver	1.85%	1.85	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	(3.20)%	(10.41	)%(4)
After expense reimbursement/waiver	0.00%	(0.56	)%(4)
Portfolio turnover rate	27%	19	%(3)

(1)	Inception date of the Fund was October 31, 2012.
(2)	Total return does not reflect sales charges.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Notes to the Financial Statements
September 30, 2014

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Bushido Capital Long/Short Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve long-term growth of capital. The Fund commenced operations on October 31, 2012.  The Fund currently offers two classes of shares, the Investor Class and Institutional Class.  Investor Class shares are subject to a 0.25% distribution fee and 0.10% shareholder service fee.  As of September 30, 2014, the Institutional Class shares were not yet available.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 4.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended September 30, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended September 30, 2014, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended September 30, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended September 30, 2014 the Fund increased accumulated net investment income by $9,533 and decreased accumulated undistributed net realized gain on investments by $9,533.

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2014

Options Transactions – The Fund may use certain options (both traded on an exchange and over-the-counter) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic money market position, for certain tax-related purposes and to close out previously established options. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.  See Note 3 for information related to option activity during the period.

Short Sales – A short sale is the sale by the Fund of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sell securities short, they must maintain a segregated account with their custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2014

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  DERIVATIVE TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures contracts and options on futures contracts and other derivative securities. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information – The average monthly fair values of purchased and written options during the year ended September 30, 2014, were $5,658 and $842, respectively.

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2014

Transactions in written options contracts for the year ended September 30, 2014, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	(29)	$(2,986)
Options written	(8)	(1,105)
Options covered	—	—
Options expired	20	2,409
Options exercised	17	1,682
Outstanding at September 30, 2014	—	$—

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as	Purchased	Written
hedging instruments under ASC 815	Option	Options	Total
Equity Contracts	$(83,728)	$2,409	$(81,319)
Total	$(83,728)	$2,409	$(81,319)

Change in Unrealized Appreciation on Derivatives Recognized in Income

Derivatives not accounted for as	Purchased	Written
hedging instruments under ASC 815	Option	Options	Total
Equity Contracts	$70,245	$137	$70,382
Total	$70,245	$137	$70,382

4.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2014

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks, preferred stocks, Exchange Traded Funds (“ETFs”) and real estate investment trusts (“REITS”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.  Exchange traded options that are valued at the composite price are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$4,834,246	$—	$—	$4,834,246
Corporate Bonds	—	1,006,906	—	1,006,906
Exchange Traded Funds	2,812,185	—	—	2,812,185
Short-Term Investment	62,201	—	—	62,201
Total Investments	$7,708,632	$1,006,906	$—	$8,715,538

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2014

	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks	$(485,735)	$—	$—	$(485,735)
Exchange Traded Funds	(1,204,783)	—	—	(1,204,783)
Total Securities Sold Short	$(1,690,518)	$—	$—	$(1,690,518)

Transfers between levels are recognized at the end of the reporting period.  During the year ended September 30, 2014, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Bushido Capital Partners, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, dividends and interest expense on short positions, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.85% of the Fund’s average daily net assets of the Investor Class, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement will be in effect through at least May 31, 2015.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
9/30/2016	$205,176
9/30/2017	$204,978

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended September 30, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2014

6.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2014, the Investor Class incurred expenses of $16,001 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended September 30, 2014, the Fund incurred $5,492 in shareholder servicing fees under the Agreement.

7.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

		For the Period
	Year Ended	Inception through
	September 30, 2014	September 30, 2013(1)
Shares sold	453,005	280,938
Shares issued to holders
in reinvestment of dividends	251	—
Shares redeemed	(1,792)	(8)
Net increase	451,464	280,930

(1) Inception date of the Fund was October 31, 2012.

8.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short positions, by the Fund for the year ended September 30, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$7,445,753	$1,720,135

Bushido Capital Long/Short Fund

Notes to the Financial Statements – Continued
September 30, 2014

9.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities (excluding short positions) held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2014, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$734,251	$(517,164)	$217,087	$8,498,451

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At September 30, 2014, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Gains	Appreciation	Earnings
$8,659	$117,366	$45,958	$217,087	$389,070

As of September 30, 2014, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended September 30, 2014, the Fund does not plan to defer any late year losses.

The tax character of distributions paid during the year ended September 30, 2014 were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$2,853	$—	$2,853

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

The Fund paid no distributions for the period ended September 30, 2013.

Bushido Capital Long/Short Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Bushido Capital Long/Short Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Bushido Capital Long/Short Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bushido Capital Long/Short Fund as of September 30, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 25, 2014

Bushido Capital Long/Short Fund

Additional Information (Unaudited)
September 30, 2014

TRUSTEES AND OFFICERS

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite	26	Partner, Locke Lord LLP	Director, WellCare
615 E. Michigan St.		Term; Since		(a law firm) (2011-Present);	Health Plans, Inc.
Milwaukee, WI 53202		April 2011		Partner, Cooley LLP	(2013-Present);
Age: 65				(a law firm) (2007-2011);	Director, Regional
				Commissioner, U.S.	Management Corp.
				Securities and Exchange	(2012-Present).
Commission (2002-2007).

David A. Massart	Trustee	Indefinite	26	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.		Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Next Generation Wealth	(3 Portfolios)
Age: 47				Management, Inc.	(2012-Present).
(2005-Present).

Leonard M. Rush, CPA	Trustee	Indefinite	26	Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.		Term; Since		Robert W. Baird & Co.	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Incorporated, (2000-2011).	(3 Portfolios)
Age: 68					(2012-Present);
Director, Anchor
Bancorp Wisconsin,
Inc. (2011-2013).

David M. Swanson	Trustee	Indefinite	26	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Principal, SwanDog Strategic	ALPS Variable
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-Present);	Insurance Trust
Age: 57				Executive Vice President,	(7 Portfolios)
				Calamos Investments	(2006-Present).
(2004-2006).

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	26	Executive Vice President,	None
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Age: 55

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2002-Present).
Age: 57	Executive
Officer

Bushido Capital Long/Short Fund

Additional Information (Unaudited) – Continued
September 30, 2014

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Age: 48	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Age: 41	Financial
Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 2011		LLC (2011-present); Vice
Age: 43				President and Securities
Counsel, Marshall & Ilsley
Trust Company N.A.
(2007-2010).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Age: 41

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Bushido Capital Long/Short Fund

Additional Information (Unaudited) – Continued
September 30, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-359-1515.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-359-1515.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-359-1515, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2014 was 100% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 100%.

Bushido Capital Long/Short Fund

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Bushido Capital Partners, LLC
21 DuPont Circle NW, Suite 500
Washington, D.C. 20036

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-359-1515.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2014 and September 30, 2013, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$ 2,500	$ 2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date     December 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date     December 4, 2014

By (Signature and Title)*    /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     December 4, 2014

* Print the name and title of each signing officer under his or her signature.